                                                                    EXHIBIT 99.2

                               THE LIMITED, INC.
                     ADJUSTED CONDENSED INCOME INFORMATION
                             BASIS OF PRESENTATION

The accompanying unaudited Adjusted Condensed Income Information is provided for informational purposes only and should not be construed to be indicative of the Company's results of operations had the transactions and events described below been consummated on the dates assumed and do not project the Company's results of operations for any future date or period.

The unaudited Adjusted Condensed Income Information of The Limited, Inc. includes historical unaudited income statements for the following periods:

 .    The first three quarters of the year ended January 29, 2000;
 .    The four quarters of the year ended January 30, 1999; and
 .    The full year ended January 31, 1998.

The unaudited Adjusted Condensed Income Information gives effect to the following transactions and events:

 .    The Company's restatement of its previously issued financial statements as a result of a change in accounting for gift certificates, store credits and layaway sales, as announced by the Company on February 16, 2000;
 .    The spin-off of Limited Too (TOO) on August 23, 1999;
 .    The split-off of Abercrombie & Fitch (ANF) on May 19, 1998; and
 .    Special and nonrecurring items (SNRI).

Management believes the assumptions used provide a reasonable basis on which to present the unaudited Adjusted Condensed Income Information. Although the following information is not intended to be presented in accordance with SEC guidelines for pro forma financial information, it is provided to assist in investors' understanding of the Company's results of operations. The unaudited Adjusted Condensed Income Information should be read in conjunction with the Company's historical financial statements and notes thereto contained in the Company's quarterly reports on Form 10-Q and annual report of Form 10-K and any amendments thereto.

Columnar Descriptions

Restatement Adjustments

This column represents adjustments made to the historical unaudited quarterly and full year financial statements as a result of a change in accounting for gift certificates, store credits and layaway sales, as announced by the Company on February 16, 2000. The change was made after the issuance of the recent Securities and Exchange Commission (SEC) Staff Accounting Bulletin, No. 101, "Revenue Recognition in Financial Statements." The Company had historically recognized net receipts/(redemptions) from gift certificates and store credits as a reduction/(increase) to general, administrative and store operating expenses. Layaway sales were recognized upon receipt of the initial payment. The Company now defers the recognition of income on these transactions until the merchandise is delivered to the customer. The Company has given retroactive effect to this accounting change by restating its previously issued financial statements.

The minority interest adjustment relates to the impact of the restatement on the net income of Intimate Brands, Inc., the Company's 84%-owned subsidiary.

In addition, the Company reclassified certain distribution costs related to Bath and Body Works from general, administrative and store operating expenses to buying and occupancy expense, consistent with the Company's other businesses. The reclassification has no net impact on operating income.

                               THE LIMITED, INC.
                     ADJUSTED CONDENSED INCOME INFORMATION
                             BASIS OF PRESENTATION

TOO, ANF and SNRI Adjustments

This column represents adjustments made to the historical unaudited quarterly and full year financial statements for TOO, ANF, and special and nonrecurring items.

a. TOO results have been adjusted out of the historical unaudited quarterly and full year financial statements for all periods presented because TOO has not been consolidated in The Limited's financial statements subsequent to the August 23, 1999 spin-off.

b. ANF results have been adjusted out of the historical unaudited quarterly and full year financial statements for all periods presented because ANF has not been consolidated in The Limited's financial statements subsequent to the May 19, 1998 split-off. Minority interest was adjusted for the minority interest in earnings of ANF for the periods presented.

c. Special and nonrecurring items (including gains on sales of subsidiary stock) have been excluded for all periods presented.

d. The assumed effective tax rate of the aforementioned adjustments, excluding the minority interest adjustment, is 40%. Additionally, the Company's $11 million pretax gain on the sale of a 60% interest in Galyan's Trading Co. in the third quarter of 1999 resulted in a $6 million provision for taxes, and the new tax basis of the Company's continuing Galyan's investment resulted in an additional $7 million provision for taxes.

     The minority interest adjustment is net of tax, consistent with the presentation of minority interest in the historical consolidated financial statements.

e. The diluted net income per share is based upon the adjusted weighted average number of outstanding common shares and potentially issuable common shares of The Limited after the Exchange Offer at the exchange ratio of .86 of a share of ANF Common Stock for each share of Limited Common Stock. At the exchange ratio, 47.1 million shares of Limited Common Stock were acquired as treasury shares for the purpose of calculating diluted net income per share.

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                  Thirteen weeks ended October 30, 1999
                                                                ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement      As        % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 2,064,105  100.0%              $ 2,064,105   100.0%     ($41,465)   $ 2,022,640   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                677,604   32.8%    (7,355)       670,249    32.5%      (14,655)       655,594    32.4%

  General, Administrative and
   Store Operating Expenses                (585,110) -28.3%     9,055       (576,055)  -27.9%       10,700       (565,355)  -28.0%

  Special and Nonrecurring Items                  -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                             92,494    4.5%     1,700         94,194     4.6%       (3,955)        90,239     4.5%

  Interest Expense                          (20,412)  -1.0%                  (20,412)   -1.0%                     (20,412)   -1.0%

  Other Income, Net                           9,655    0.5%                    9,655     0.5%                       9,655     0.5%

  Minority Interest                          (5,992)  -0.3%       (85)        (6,077)   -0.3%                      (6,077)   -0.3%

  Gain on Sale of Subsidiary Stock           11,002    0.5%                   11,002     0.5%      (11,002)             -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                   86,747    4.2%     1,615         88,362     4.3%      (14,957)        73,405     3.6%

  Provision for Income Taxes                 46,000    2.2%     1,000         47,000     2.3%      (15,000)        32,000     1.6%

  Effective Rate                               53.0%                            53.2%                                43.6%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $    40,747    2.0%      $615    $    41,362     2.0%          $43    $    41,405     2.0%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.18                      $      0.18                          $      0.18
                                    ===============                     ============                         ============

Weighted Average
 Shares Outstanding                         222,884                          222,884                              222,884
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                    Thirteen Weeks Ended July 31, 1999
                                                                ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As       % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 2,267,821  100.0%              $ 2,267,821   100.0%     ($86,864)   $ 2,180,957   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                733,727   32.4%   $(6,080)       727,647    32.1%      (28,606)       699,041    32.1%

  General, Administrative and
   Store Operating Expenses                (602,051) -26.5%    14,680       (587,371)  -25.9%       26,902       (560,469)  -25.7%

  Special and Nonrecurring Items            (13,075)  -0.6%                  (13,075)   -0.6%       13,075              -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                            118,601    5.2%     8,600        127,201     5.6%       11,371        138,572     6.4%

  Interest Expense                          (20,159)  -0.9%                  (20,159)   -0.9%                     (20,159)   -0.9%

  Other Income, Net                          12,509    0.6%                   12,509     0.6%                      12,509     0.6%

  Minority Interest                         (13,586)  -0.6%      (483)       (14,069)   -0.6%                     (14,069)   -0.6%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                   97,365    4.3%     8,117        105,482     4.7%       11,371        116,853     5.4%

  Provision for Income Taxes                 45,000    2.0%     3,000         48,000     2.1%        4,300         52,300     2.4%

  Effective Rate                               46.2%                            45.5%                                44.8%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $    52,365    2.3%   $ 5,117    $    57,482     2.5%    $   7,071    $    64,553     3.0%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.22                      $      0.24                          $      0.27
                                    ===============                     ============                         ============

Weighted Average
 Shares Outstanding                         230,226                          230,226                              230,226
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                     Thirteen Weeks Ended May 1, 1999
                                                               ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As       % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 2,104,798  100.0%              $ 2,104,798   100.0%     ($95,048)   $ 2,009,750   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                660,203   31.4%    (6,835)       653,368    31.0%      (31,724)       621,644    30.9%

  General, Administrative and
   Store Operating Expenses                (590,773) -28.1%    27,735       (563,038)  -26.8%       30,412       (532,626)  -26.5%

  Special and Nonrecurring Items                  -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                             69,430    3.3%    20,900         90,330     4.3%       (1,312)        89,018     4.4%

  Interest Expense                          (16,790)  -0.8%                  (16,790)   -0.8%                     (16,790)   -0.8%

  Other Income, Net                          15,331    0.7%                   15,331     0.7%                      15,331     0.8%

  Minority Interest                          (7,425)  -0.4%      (995)        (8,420)   -0.4%                      (8,420)   -0.4%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                   60,546    2.9%    19,905         80,451     3.8%       (1,312)        79,139     3.9%

  Provision for Income Taxes                 27,000    1.3%     8,000         35,000     1.7%         (500)        34,500     1.7%

  Effective Rate                               44.6%                            43.5%                                43.6%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $    33,546    1.6%   $11,905    $    45,451     2.2%        ($812)   $    44,639     2.2%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.14                      $      0.19                          $      0.19
                                    =================                   =============                        ==============

Weighted Average
 Shares Outstanding                         235,547                          235,547                              235,547
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                  Fifty-Two Weeks Ended January 30, 1999
                                                                ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As       % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 9,346,911  100.0%              $ 9,346,911   100.0%    ($533,278)   $ 8,813,633   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                              2,997,966   32.1%    (26,706)    2,971,260    31.8%     (182,156)     2,789,104    31.6%

  General, Administrative and
   Store Operating Expenses              (2,300,523) -24.6%     13,606    (2,286,917)   -24.5%     141,271     (2,145,646)  -24.3%

  Special and Nonrecurring Items          1,740,030   18.6%                1,740,030     18.6%  (1,740,030)             -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                          2,437,473   26.1%    (13,100)    2,424,373     25.9%  (1,780,915)       643,458     7.3%

  Interest Expense                          (68,528)  -0.7%                  (68,528)    -0.7%                    (68,528)   -0.8%

  Other Income, Net                          59,265    0.6%                   59,265      0.6%                     59,265     0.7%

  Minority Interest                         (64,564)  -0.7%        948       (63,616)    -0.7%       1,180        (62,436)   -0.7%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -      0.0%                          -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                2,363,646   25.3%    (12,152)    2,351,494     25.2%  (1,779,735)       571,759     6.5%

  Provision for Income Taxes                310,000    3.3%     (5,000)      305,000      3.3%     (51,200)       253,800     2.9%

  Effective Rate                               13.3%                            13.0%                                44.4%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $ 2,053,646   22.0%    ($7,152)   $2,046,494     21.9% ($1,728,535)   $   317,959     3.6%
                                    ================================================================================================

Diluted Earnings Per Share              $      8.32                      $      8.29                          $      1.35
                                    ===============                     ============                         ============

Weighted Average
 Shares Outstanding                         246,319                          246,319                              232,481
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                  Thirteen Weeks Ended January 30, 1999
                                                               ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement      As        % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 3,255,871  100.0%              $ 3,255,871   100.0%    ($123,220)   $ 3,132,651   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                              1,179,839   36.2%    (8,996)     1,170,843    36.0%      (46,440)     1,124,403    35.9%

  General, Administrative and
   Store Operating Expenses                (696,107) -21.4%   (30,504)      (726,611)  -22.3%       25,661       (700,950)  -22.4%

  Special and Nonrecurring Items                  -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                            483,732   14.9%   (39,500)       444,232    13.6%      (20,779)       423,453    13.5%

  Interest Expense                          (19,299)  -0.6%                  (19,299)   -0.6%                     (19,299)   -0.6%

  Other Income, Net                          14,956    0.5%                   14,956     0.5%                      14,956     0.5%

  Minority Interest                         (37,905)  -1.2%     2,190        (35,715)   -1.1%                     (35,715)   -1.1%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                  441,484   13.6%   (37,310)       404,174    12.4%      (20,779)       383,395    12.2%

  Provision for Income Taxes                191,000    5.9%   (15,000)       176,000     5.4%       (8,400)       167,600     5.4%

  Effective Rate                               43.3%                            43.5%                                43.7%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $   250,484    7.7%   (22,310)   $   228,174     7.0%     ($12,379)   $   215,795     6.9%
                                    ================================================================================================

Diluted Earnings Per Share              $      1.07                      $      0.97                          $      0.92
                                    =================                   =============                        ==============

Weighted Average
 Shares Outstanding                         231,783                          231,783                              231,783
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                  Thirteen Weeks Ended October 31, 1998
                                                                ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As       % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 1,999,862  100.0%              $ 1,999,862   100.0%     ($96,720)   $ 1,903,142   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                616,743   30.8%    (7,565)       609,178    30.5%      (29,870)       579,308    30.4%

  General, Administrative and
   Store Operating Expenses                (535,757) -26.8%     8,765       (526,992)  -26.4%       22,822       (504,170)  -26.5%

  Special and Nonrecurring Items                  -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                             80,986    4.1%     1,200         82,186     4.1%       (7,048)        75,138     3.9%

  Interest Expense                          (17,074)  -0.9%                  (17,074)   -0.9%                     (17,074)   -0.9%

  Other Income, Net                          12,561    0.6%                   12,561     0.6%                      12,561     0.7%

  Minority Interest                          (6,118)  -0.3%        38         (6,080)   -0.3%                      (6,080)   -0.3%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                   70,355    3.5%     1,238         71,593     3.6%       (7,048)        64,545     3.4%

  Provision for Income Taxes                 31,000    1.6%                   31,000     1.6%       (2,800)        28,200     1.5%

  Effective Rate                               44.1%                            43.3%                                43.7%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $    39,355    2.0%    $1,238    $    40,593     2.0%      ($4,248)   $    36,345     1.9%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.17                      $      0.17                          $      0.15
                                    ===============                     ============                         ============

Weighted Average
 Shares Outstanding                         231,052                          231,052                              231,052
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                   Thirteen Weeks Ended August 1, 1998
                                                                ($000's except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement      As         % of      and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated     Sales    Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 2,083,101  100.0%              $ 2,083,101   100.0%     ($96,851)   $ 1,986,250   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                614,714   29.5%    (5,130)       609,584    29.3%      (31,747)       577,837    29.1%

  General, Administrative and
   Store Operating Expenses                (538,336) -25.8%    12,230       (526,106)  -25.3%       29,317       (496,789)  -25.0%

  Special and Nonrecurring Items          1,651,397   79.3%                1,651,397    79.3%   (1,651,397)             -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                          1,727,775   82.9%     7,100      1,734,875    83.3%   (1,653,827)        81,048     4.1%

  Interest Expense                          (16,414)  -0.8%                  (16,414)   -0.8%                     (16,414)   -0.8%

  Other Income, Net                          15,595    0.7%                   15,595     0.7%                      15,595     0.8%

  Minority Interest                         (12,618)  -0.6%      (370)       (12,988)   -0.6%          183        (12,805)   -0.6%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                1,714,338   82.3%     6,730      1,721,068    82.6%   (1,653,644)        67,424     3.4%

  Provision for Income Taxes                 30,000    1.4%     3,000         33,000     1.6%         (900)        32,100     1.6%

  Effective Rate                                1.8%                             1.9%                                47.6%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $ 1,684,338   80.9%    $3,730    $ 1,688,068    81.0%  ($1,652,744)   $    35,324     1.8%
                                    ================================================================================================

Diluted Earnings Per Share              $      6.93                      $      6.94                          $      0.15
                                    =================                   =============                        ==============

Weighted Average
 Shares Outstanding                         243,079                          243,079                              234,802
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                     Thirteen Weeks Ended May 2, 1998
                                                                ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As       % of       and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated    Sales     Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 2,008,077  100.0%              $ 2,008,077   100.0%    ($216,487)   $ 1,791,590   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                                586,670   29.2%    (5,015)       581,655    29.0%      (74,099)       507,556    28.3%

  General, Administrative and
   Store Operating Expenses                (530,323) -26.4%    23,115       (507,208)  -25.3%       63,471       (443,737)  -24.8%

  Special and Nonrecurring Items             88,633    4.4%                   88,633     4.4%      (88,633)             -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                            144,980    7.2%    18,100        163,080     8.1%      (99,261)        63,819     3.6%

  Interest Expense                          (15,741)  -0.8%                  (15,741)   -0.8%                     (15,741)   -0.9%

  Other Income, Net                          16,153    0.8%                   16,153     0.8%                      16,153     0.9%

  Minority Interest                          (7,923)  -0.4%      (910)        (8,833)   -0.4%          997         (7,836)   -0.4%

  Gain on Sale of Subsidiary Stock                -    0.0%                        -     0.0%                           -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                  137,469    6.8%    17,190        154,659     7.7%      (98,264)        56,395     3.1%

  Provision for Income Taxes                 58,000    2.9%     7,000         65,000     3.2%      (39,100)        25,900     1.4%

  Effective Rate                               42.2%                            42.0%                                45.9%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $    79,469    4.0%   $10,190    $    89,659     4.5%     ($59,164)   $    30,495     1.7%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.28                      $      0.32                          $      0.13
                                    =================                   =============                        ==============

Weighted Average
 Shares Outstanding                         279,362                          279,362                              232,287
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation

                                    ------------------------------------------------------------------------------------------------
                                                                            The Limited, Inc.
                                                                  Adjusted Condensed Income Information
                                                                  Fifty-Two Weeks Ended January 31, 1998
                                                               ($000's, except share and per share amounts)
                                    ------------------------------------------------------------------------------------------------
                                                                                                  TOO, ANF
                                      As Previously  % of   Restatement       As        % of      and SNRI                   % of
                                         Reported    Sales  Adjustments    Restated     Sales    Adjustments    Adjusted    Sales
                                    ------------------------------------------------------------------------------------------------
Net Sales                               $ 9,188,804  100.0%              $ 9,188,804   100.0%    ($843,767)   $ 8,345,037   100.0%
                                    ------------------------------------------------------------------------------------------------

Gross Income                              2,817,977   30.7%   (22,495)     2,795,482    30.4%     (283,327)     2,512,155    30.1%

  General, Administrative and
   Store Operating Expenses              (2,124,663) -23.1%    11,895     (2,112,768)  -23.0%      199,905     (1,912,863)  -22.9%

  Special and Nonrecurring Items           (213,215)  -2.3%                 (213,215)   -2.3%      213,215              -     0.0%
                                    ------------------------------------------------------------------------------------------------

Operating Income                            480,099    5.2%   (10,600)       469,499     5.1%      129,793        599,292     7.2%

  Interest Expense                          (68,728)  -0.7%                  (68,728)   -0.7%                     (68,728)   -0.8%

  Other Income, Net                          36,886    0.4%                   36,886     0.4%                      36,886     0.4%

  Minority Interest                         (56,473)  -0.6%       863        (55,610)   -0.6%          493        (55,117)   -0.7%

  Gain on Sale of Subsidiary Stock            8,606    0.1%                    8,606     0.1%       (8,606)             -     0.0%
                                    ------------------------------------------------------------------------------------------------

Income Before Income Taxes                  400,390    4.4%    (9,737)       390,653     4.3%      121,680        512,333     6.1%

  Provision for Income Taxes                183,000    2.0%    (4,000)       179,000     1.9%       48,100        227,100     2.7%

  Effective Rate                               45.7%                            45.8%                 39.5%          44.3%
                                    ------------------------------------------------------------------------------------------------

Net Income                              $   217,390    2.4%   ($5,737)   $   211,653     2.3%      $73,580    $   285,233     3.4%
                                    ================================================================================================

Diluted Earnings Per Share              $      0.79                      $      0.77                          $      1.25
                                    =================                   =============                        ==============

Weighted Average
 Shares Outstanding                         274,483                          274,483                              227,408
                                    ------------------------------------------------------------------------------------------------

Refer to Basis of Presentation


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